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                                  Exhibit 10.21

                             SUBSCRIPTION AGREEMENT


Information Architects Corporation
4064 Colony Road
Charlotte, North Carolina  28211

Ladies and Gentlemen:

         The Subscriber ("Subscriber") hereby tenders this Subscription Agreement (this "Agreement") in accordance with and subject to the terms and conditions set forth herein:

         9. Subscription.

         Section 9.1 Subscriber hereby irrevocably subscribes for and agrees to purchase the number of shares (the "Securities") of Series A Preferred Stock, par value $.001 per share (the "Preferred Stock"), and the number of Common Stock Purchase Warrants (the "Warrants", and together with the Preferred Stock, the "Securities"), of Information Architects Corporation, a North Carolina corporation (the "Company"), indicated on the signature page attached hereto at the purchase price set forth on such signature page (the "Purchase Price"). Subscriber has made payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the Purchase Price of the Securities for which Subscriber is subscribing (the "Payment").

         Section 9.2 Subscriber understands that it will not earn interest on any funds held by the Company prior to the date of closing of this offering (the "Offering"). Stonegate Securities, Inc. (the "Placement Agent") and the Company may hold an initial closing of the Offering (the "Initial Closing") at any time. The date of the Initial Closing is hereinafter referred to as the "Initial Closing Date". The Company may hold additional interim closings after the Initial Closing. Any such interim closings are each hereinafter referred to as an "Additional Closing" and shall occur on one or more dates each hereinafter referred to as an "Additional Closing Date". The Initial Closing Date and the Additional Closing Dates are each hereinafter sometimes referred to as a "Closing Date". Upon receipt by the Company of the requisite payment for all Securities to be purchased by the subscribers whose subscriptions are accepted at the Initial Closing or any Additional Closing, as applicable, and subject to the satisfaction of certain conditions, the Securities so purchased will be issued in the name of each such subscriber, and the name of such subscriber will be registered on the stock transfer books of the Company as the record owner of such Securities. The Company will promptly thereafter issue to each subscriber participating in such closing a stock certificate for the Securities so purchased.

         Section 9.3 Subscriber hereby agrees to be bound hereby upon (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to this Agreement and (ii) acceptance on the Initial Closing Date or an Additional Closing Date, as the case may be, by the Company of Subscriber's subscription (the "Subscription").

         Section 9.4 Subscriber agrees that the Company may, in its sole and absolute discretion, reduce Subscription to any number of shares of Preferred Stock that in the aggregate do not exceed the number of shares of Preferred Stock hereby applied for without any prior notice to or further consent by Subscriber. Subscriber hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singularly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of Subscriber, with full power and authority in Subscriber's name, place and stead to amend this Agreement, including, in each case, Subscriber's signature page thereto, to effect any of the foregoing provisions of this Section 1.4.

         Section 9.5 Subscriber agrees and understands that the principals of the Placement Agent may purchase Securities in this offering for their own account, and that the Placement Agent has traded securities of the Company prior to the date of this Agreement.



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         10. Offering Material.

         Section 10.1 Subscriber represents and warrants that it is in receipt of and that it has carefully read and understands the following items:

                  (a) the Quarterly Reports to the Securities and Exchange Commission (the "SEC") on Form 10-Q of the Company for the quarters ended March 31, June 30 and September 30, 1999 and March 31, 2000 (the "Form 10-Qs");

                  (b) the Annual Report to the SEC on Form 10-K of the Company for the fiscal year ended December 31, 1999, (the "Form 10-K");

                  (c) any other subsequently filed documents of the Company filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 since September 30, 1999 before the date of the closing of the Offering, each as filed with the SEC; and

                  (d) any other information provided by the Placement Agent.

         The documents listed in this Section 2.1 shall be referred to herein as the "Public Reports."

         11. Conditions to Subscriber's Obligations.

         Section 11.1 The obligation of Subscriber to close the transactions contemplated by this Agreement (the "Transaction") is subject to the satisfaction on or prior to the date of the Closing (as hereinafter defined) of the following conditions set forth in Sections 3.2 through 3.3 hereof.

         Section 11.2 The representations and warranties made by the Company herein shall be true in all material respects on and as of the Closing Date with the same effect as if they had been made on and as of the Closing Date.

         Section 11.3 The Company shall have executed this Agreement and delivered the same to the Placement Agent.

         Section 11.4 The Board of Directors of the Company shall have adopted resolutions consistent with Section 4.1(d) below in a form reasonably acceptable to the Placement Agent.

         Section 11.5 The Placement Agent and its counsel shall have received copies of all documents and information which it may have reasonably requested in connection with the Offering.

         12. Representations and Warranties; Covenants; Survival.

         Section 12.1 The Company represents and warrants that, at the date of this Agreement:

                  (a) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of North Carolina, entitled to own its property of a material nature and to carry on its business of a material nature as and in places where such property is now owned or operated and such business is conducted except where the failure to so qualify will not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (b) Each of the subsidiaries of the Company is a corporation duly organized and validly existing and in good standing under the laws of the jurisdiction of their respective incorporation, entitled to own their respective properties of a material nature and to carry on their respective businesses of a material nature in places where such properties are now owned or operated and such businesses are conducted, and, except as disclosed in the Public Reports, there is no action or proceeding pending or, to the Company's best knowledge threatened, brought by or before any federal or state agency having jurisdiction over the operations of a material nature of the Company which


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threatens in any material respect the continued operation of any material phase of the Company's business now conducted by it or its subsidiaries, except that a former director of the Company has claimed that he is owed warrants to purchase 500,000 shares of Common Stock (as defined below) at an exercise price of $1.34 per share (which claim the Company denies and intends to vigorously defend).

                  (c) The Company's audited consolidated financial statements as of December 31, 1999, contained in the Form 10-K, and its unaudited financial statements as of March 31, 2000, contained in the Form 10-Q, including the notes contained therein, fairly present the consolidated financial position of the Company at the respective dates thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. Since March 31, 2000, there has been no material adverse change in the financial condition of the Company from the financial condition stated in such financial statements subject to changes occurring in the ordinary course of its business.

                  (d) The Company, by appropriate and required corporate action, has, or will have prior to the Initial Closing: (i) duly authorized the execution of this Agreement, and the issuance and delivery of the Securities, and the shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company underlying the Securities (the "Underlying Common Stock"); and
(ii) reserved for issuance sufficient shares of Common Stock as may be necessary from time to time to be issued upon conversion of the Securities. Neither the Securities nor the Underlying Common Stock are subject to preemptive or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement and the Articles of Incorporation of the Company, the Securities and the shares of Underlying Common Stock will be validly issued, fully paid and nonassessable.

                  (e) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Articles of Incorporation or Bylaws of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of a material nature of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

         13. Transfer and Registration Rights

         Section 13.1 Subscriber acknowledges that it is acquiring the Securities for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and any applicable state or other securities laws ("State Acts"). Subscriber further agrees that it will not sell, assign, transfer or otherwise dispose of any of the Securities in violation of the Act or State Acts and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that such Securities have not been registered under the Act or State Acts and further realizes that such Securities cannot be sold unless subsequently registered under the Act and State Acts or an exemption from such registration is available. Subscriber further recognizes that the Company is not assuming any obligation to register such Securities except as expressly set forth herein. Subscriber also acknowledges that appropriate legends reflecting the status of the Securities under the Act and State Acts may be placed on the face of the certificates for such Securities at the time of their transfer and delivery to the holder thereof. This Agreement is made with Subscriber in reliance upon Subscriber's above representations.

         Section 13.2 The Securities issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Act and State Acts. Except as provided hereafter with respect to registration of the Securities, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the holder of such Securities, reasonably



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satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Act and State Acts.

         Section 13.3 The Company hereby grants to Subscriber the registration rights set forth in Appendix I attached hereto. Appendix I is incorporated into, and made a part of, this Agreement.

         14. Closing.

         Section 14.1 The closing of the sale of the Securities to Subscriber shall take place at the offices of the Placement Agent at such time as the Company and Placement Agent shall mutually agree; provided, however, that in no event shall such closing occur after July 15, 2000.

         15. Subscriber Representations. Subscriber hereby represents, warrants and acknowledges and agrees with the Company and the Placement Agent as follows:

         Section 15.1 Subscriber has been furnished with and has carefully read the materials set forth in Section 2.1 hereto and is familiar with and understands the terms of the Offering. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company or the Placement Agent (or any agent or representative of any of them). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber's professional legal, tax, accounting and financial advisers the suitability of an investment in the Securities for Subscriber's particular tax and financial situation and has determined that the Securities being subscribed for by Subscriber are a suitable investment for Subscriber.

         Section 15.2 Subscriber has received all information Subscriber considers necessary or advisable to make a decision concerning its Subscription for the Securities, and has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber's attorney, accountant or other adviser(s).

         Section 15.3 Subscriber and/or Subscriber's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of Subscriber and such information requested has been provided by the Company.

         Section 15.4 Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         Section 15.5 Subscriber is an "accredited investor," within the meaning of Rule 501(a) of Regulation D under the Act. Subscriber, by reason of Subscriber's business or financial experience or the business or financial experience of Subscriber's professional advisers who are unaffiliated with and who are not compensated by the Company or the Placement Agent or any affiliate of either of them, directly or indirectly, can be reasonably assumed to have the capacity to protect its interests in connection with an investment in the Securities.

         Section 15.6 If Subscriber is a natural person, Subscriber has adequate means of providing for Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

         Section 15.7 Subscriber or Subscriber's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable Subscriber to utilize the information made available to Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.


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         Section 15.8 Subscriber acknowledges that the Securities herein subscribed for have not been registered under the Act and under any State Act. Subscriber understands further that in absence of an effective Registration Statement, the Securities can only be sold pursuant to some exemption from registration, such as Rule 144 of the Act, which requires, among other conditions that the Securities must be held for a minimum of one (1) year. Subscriber will not sell, assign, transfer or otherwise dispose of the Securities unless they are registered under the Act and any applicable State Act or pursuant to available exemptions from such registration, provided that Subscriber delivers to the Company an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, confirming the availability of such exemption. Subscriber represents that Subscriber is purchasing the Securities for Subscriber's own account, for investment and not with a view to resale or distribution except in compliance with the Act and the restrictions contained in the immediately preceding sentence.

         Section 15.9 Subscriber recognizes that investment in the Securities involves substantial risks, including loss of the entire amount of such investment, has taken full cognizance of and understands all of the risks related to a purchase of the Securities, and acknowledges that Subscriber has read and understands the risks described in the sections of the Public Reports entitled "Risk Factors." Subscriber further recognizes that no Federal or state agencies have passed upon this offering of the Securities or made any finding or determination as to the fairness of this investment.

         Section 15.10 Subscriber acknowledges that each certificate representing the Securities and the Underlying Common Stock shall contain a legend substantially in the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         Section 15.11 Subscriber acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company or the Placement Agent.

         Section 15.12 If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Securities, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and
(iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Securities, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act ("Regulation "D") and has submitted information substantiating such individual qualification.

         Section 15.13 If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Securities poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Securities to offset taxable income.

         Section 15.14 Subscriber shall indemnify and hold harmless the Company and the Placement Agent and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentations or misstatement of facts or omission



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to represent or state facts made or alleged to have been made by Subscriber to the Company or the Placement Agent (or any agent or representative of either of them) or omitted or alleged to have been omitted by Subscriber, concerning Subscriber or Subscriber's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Subscriber Questionnaire or any other document submitted by Subscriber, against losses, liabilities and expenses actually and reasonably incurred by the Company, the Placement Agent or any officer, director or control person of any such entity in connection with such action, suit or proceeding for which the Company, the Placement Agent, or such officer, director or control person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement).

         16. Understandings.

         Subscriber understands, acknowledges and agrees with the Company and the Placement Agent as follows:

         Section 16.1 This Subscription may be rejected, in whole or in part, by the Company, in its sole and absolute discretion, at any time before the Initial Closing Date or any Additional Closing Dates, as the case may be, notwithstanding prior receipt by Subscriber of notice of acceptance of Subscriber's Subscription.

         Section 16.2 Except as set forth in paragraph 8.1 above, Subscriber hereby acknowledges and agrees that the Subscription hereunder is irrevocable by Subscriber, that, except as required by law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         Section 16.3 No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment nor any recommendations or endorsement of the Securities or the Underlying Common Stock.

         Section 16.4 The Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein and in Subscriber Questionnaire.

         Section 16.5 There can be no assurance that Subscriber will be able to sell or dispose of the Securities or the Underlying Common Stock. It is understood that in order not to jeopardize the Offering's exempt status under
Section 4(2) of the Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         Section 16.6 The Placement Agent will receive compensation in connection with the Offering but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and the Placement Agent will not supervise or participate in the operation or management of the Company.

         Section 16.7 No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker's, finder's or similar fee or commission in connection with this Subscription.

         Section 16.8 Subscriber acknowledges that the information furnished by the Company or the Placement Agent to Subscriber or its advisers in connection with the Offering, are confidential and nonpublic and agrees that all such information shall be kept in confidence by Subscriber and neither used by Subscriber for Subscriber's personal benefit (other than in connection with this Subscription), nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and



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readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company).

         Section 16.9 The representations, warranties and agreements of Subscriber contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all material respects on and as of the date of the sale of the Securities as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities.

         SECTION 16.10 IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION ON REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Section 16.11 The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain U.S. states. If Subscriber resides in one of the following states it shall note the language set forth below, which is required to be included in this Agreement by the securities laws of such state. Subscriber must note that there are restrictions on transfer of the Securities.

ALL STATES: THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TEXAS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER APPLICABLE SECURITIES LAWS OF TEXAS AND THEREFORE CANNOT BE RESOLD OR TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         17. Miscellaneous.

         Section 17.1 Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth above:

                       Information Architects Corporation
                       4064 Colony Road
                       Charlotte, North Carolina 28211
                       Attention: Robert F. Gruder

         and in the case of Subscriber to the address for correspondence set forth on the Questionnaire.

         Section 17.2 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Texas, and shall be binding upon Subscriber, Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, the Placement Agent, and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be


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deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         Section 17.3 This Agreement shall be binding upon and inure to the benefit of the Company and Subscriber, and their respective successors and assigns.

         Section 17.4 In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

         Section 17.5 This Agreement (including Appendix I attached hereto) and Subscriber Questionnaire constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. This Agreement supercedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         Section 17.6 Signature. The signature of this Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."


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